Exhibit 99.1

The Global Leader in Therapeutic Ultrasound 1

Statements & Disclaimer F O R W A R D - L O O K I N G 2

Strategic Company Focus 3 Global Leader in Therapeutic Ultrasound for the Treatment of Cancer and Benign Disease

Large and Growing Market Opportunity In Urology and Prostate Cancer 4

Prostate Cancer Market Opportunity Number of New Prostate Cancer Cases Region Europe Asia North America Latin America Africa Oceania Total 473,011 386,424 255,782 225,985 103,050 23,602 1,467,854 L A R G E G L O B A L M A R K E T 1.5 Million New Prostate Cancer Cases Per Year Data Source: Cases refers to Diagnosed Cases per year as of 2022 from World Health Organization – Globocan 2022 5

Focal One Answers an Unmet Need for a Large Underserved Patient Population PR O S T A T E C A N C ER Focal One HIFU Focal One HIFU 6 First - Line Treatment Progression from Active Surveillance Salvage Treatment

FO C A L O N E ® RO B O T I C HI FU Prostate Cancer Patient Value Equation HIGH LOW HIGH Radiation QUALITY OF LIFE PRESERVATION (Urinary and Sexual Function Outcomes) Focal One Robotic HIFU Active Surveillance Surgery PROVEN EFFICACY (Cancer Control) 7

DRIVING A PARADIGM SHIFT IN PROSTATE CANCER

Focal Therapy | The New Emerging Market


Traditional Market(1)
Active Surveillance
Radiation Therapy
Radical Prostatectomy (Surgery)
Emerging Market(2)
Focal Therapy (HIFU)
Active Surveillance
Radiation Therapy
Radical Prostatectomy (Surgery)
Future Market(2)
Focal Therapy (HIFU)
Active Surveillance
Radical Prostatectomy (Surgery)
Radiation Therapy

(1) As of 2013. Chen et al. National trends in the management of localized prostate cancer: A population-based analysis 2004-2013. Prostate.
(2) Source: Internal company management estimates

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9 0% 20% 40% 60% 80% CAGR (2022 - 2024) DR I V I N G A P A R A DI G M S H I F T I N P R O S T A T E C A N C E R HIFU | The Fastest Growing Treatment Option Based on Medicare claims data reported by CMS in the HOPPS Final Rules for FY2024 – FY2026.. As CMS publishes claims data on a retrospective basis, the CAGR shown reflects growth over the 2022 – 2024 claims period. HIFU Cryo Brachytherapy Radical Prostatectomy

10 Focal One ® Best - in - Class Technology

The **Most Advanced Robotic HIFU** Platform Controlled by Urologists

Focal·One® *i*

- Expanded HIFUsion® Capabilities
- Streamlined Treatment Workflows
- Embedded Video Content Library
- Treatment Streaming and Recording*
- Remote Proctoring & Telecollaboration*
- Endometriosis Treatment Ready*

HIFUsion®
Image-Guided Treatment Planning

MRI, PSMA PET
Unfold AI*, OnQ Prostate*
Koelis* and DynaCAD* 3D Biopsy

Precise Robotic Positioning

Multi-Axis Sub-millimeter Robotic Movements

Dynamic Focusing Probe

Auto-Adjusting Pinpoint Delivery of HIFU Energy

Integrated Workstation

Compatible With Standard OR Beds


Focal·One
Focal One

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* Not available in all markets. May require additional purchase

21

Robotics HIFU Advanced Imaging Focal One ® Core Technologies Artificial Intelligence (AI) Remote Connectivity 13

Strong Supporting Clinical Evidence 14

Proven Clinical Evidence Supporting Focal One Robotic HIFU 3. Preserve Sexual Function 2. Maintain Urinary Control 1. Cancer Control 1000+ Peer - Reviewed Publications Supporting HIFU in the Treatment of Prostate Cancer (1) Optimizing Trifecta Outcomes for Prostate Cancer (1) PubMed Database search of “HIFU Prostate Cancer” Functional Outcomes 15 15

Treatment Comparison

Focal One HIFU Provides the Optimal Organ-Preserving Patient Treatment

		ORGAN-PRESERVING STRATEGY		WHOLE-GLAND RADICAL TREATMENT STRATEGY	
		Active Surveillance	**Focal One® Robotic HIFU**	**Radiation**	**Surgery** Radical Prostatectomy
CANCER CONTROL	**10-year Cancer Specific Survival**	N/A	**95%[1]**	91%[1]	99%[2]
QUALITY OF LIFE FUNCTIONAL OUTCOMES	**Continence Preservation**	96%[3]	**98%[5]**	96%[3]	75%[3]
	Erectile Function Preservation	82%[3]	**93%[5]**	49%[3]	69%[3]
	Ejaculation Preservation	-	**96%[6]**	28%[4]	0%
PATIENT BURDEN	**Risk of Complications**	Low	**Low**	Medium	High
	Typical Complications	-	**-**	Radiation Toxicity, Risk of Secondary Cancers	Blood Loss and Other Surgical Complications
	Treatment Process	-	**1 Session, Same Day Outpatient Procedure**	45 Sessions 45 Visits	1 Session 1-Day Hospital Stay (*)

(*) Hospital stay duration for radical prostatectomy may vary

[1] Yeh, HT et al. 10-year oncological outcomes of EBRT versus HIFU for stage II prostate cancer: a multicenter Chang Gung research database (CGRD) study with inverse-probability-of-treatment weighting (IPTW) analysis. Int Urol Nephrol (2025).
[2] Stensland KD et al. National Long-term Survival Estimates After Radical Prostatectomy for Prostate Cancer. Urology. 2024 Feb;184:135-141.
[3] Donovan JL, et al. Patient-Reported Outcomes after Monitoring, Surgery, or Radiotherapy for Prostate Cancer. N Engl J Med. 2016 Oct 13.
[4] Sullivan JF et al. Ejaculation profiles of men following radiation therapy for prostate cancer. J Sex Med. 2013 May;10(5):1410-6.
[5] Arnouil, N., et al. "Traitement focal par HIFU versus prostatectomie radicale robot-assistée pour cancer de la prostate localisé: résultats carcinologiques et fonctionnels à 1 an." Progrès en Urologie 28.12 (2018): 603-610.
[6] von Hardenberg J et al. Prostate cancer treatment by the latest focal HIFU device with MRI/TRUS-fusion control biopsies: A prospective evaluation. Urologic Oncology: Seminars and Original Investigations, Volume 36, Issue 9, 2018, Pages 401.e1-401.e9

16

HIFI - Prospective Multicentric Comparative Study Focal One® HIFU vs Radical Prostatectomy

Published in European Urology – December 2024



HIFU
RP
Salvage treatment–free survival
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
Time since intervention (mo)
Number at risk
HIFU 1778 1735 1655 1547 1429 1120
RP 1210 1132 1058 980 907 680

Prospective, Comparative, Multicentric, non-inferiority clinical trial comparing HIFU to Radical Prostatectomy (RP)

3,328 patients treated (1,967 HIFU - 1,361 RP) across **46 centers**

90% of HIFU patients treated with Focal One

Comparable Cancer Control (Primary Endpoint):
90% STFS for HIFU vs **86%** for RP; p = 0.008

Superior functional outcomes for HIFU (Secondary Endpoint):

- Urinary Continence significantly better after HIFU
- Significantly lower stress incontinence after HIFU
- Erectile Function less impaired

Ploussard et al. "Whole-gland or Subtotal High-intensity Focused Ultrasound Versus Radical Prostatectomy: The Prospective, Noninferiority, Nonrandomized HIFI Trial." European urology vol. 87,5 (2025): 526-533. doi:10.1016/j.eururo.2024.11.006

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18 FARP - Randomized Controlled Trial Focal Ablation vs Radical Prostatectomy Randomized Controlled, Non - inferiority Clinical Trial comparing Focal Ablation (FA) to Robot - Assisted Radical Prostatectomy (RP) Equivalent Oncologic Control at 3 years (93.5% TFF vs 91.5%) Superior Functional Outcomes after Focal Ablation 213 Patients included in the Clinical Trial 25% of Patients refused radical surgery after randomized to RP and opted for FA 80+% of Focal Ablation patients treated with Focal One ® Baco et al. Final, three - year oncological results of a randomized clinical trial FARP comparing Focal Ablation and Radical Prostatectomy in patients with unilateral clinically - significant prostate cancer. Journal of Urology [Internet]. 2025 May 1;213(5S):e714. Baco et al. Focal Ablation Versus Radical Prostatectomy for Intermediate - Risk Prostate Cancer: Interim Analysis of a Randomized Controlled Trial. The Journal of Urology. Vol. 206, No. 3S, Supplement, Sunday, September 12, 2021 Final Results Presented at AUA 2025 0% 20% 40% 60% 80% 100% Oncologic Control (ITT Treatment Failure Free) Continence (Pad - free) Erectile Function Preservation Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation OP T I M A L T R I F E C T A OUT C OM E S

19 HIFU Demonstrates Equivalent 10 - year Survival to Radiation Therapy 10 - year Oncological Outcomes of HIFU vs EBRT (1) • Lower Mortality at 10 years post HIFU (9.2%) compared to EBRT (16.7%) • Lower Cancer - Specific Mortality after HIFU (5.4%) compared to EBRT (9.2%) Radiation HIFU HIFU Radiation 80% 85% 90% 95% Overall Survival Cancer - Specific Survival Yeh, HT., Liu, YY., Chang, Y.L. et al. 10 - year oncological outcomes of EBRT versus HIFU for stage II prostate cancer: a multicenter Chang Gung research database (CGRD) study with inverse - probability - of - treatment weighting (IPTW) analysis. Int Urol Nephrol (2025). https://doi.org/10.1007/s11255 - 025 - 04805 - 7

Strong Hospital and Physician Reimbursement 20

Environment for Growth ST R O N G R E I MBU R SE ME N T Creates Favorable 1. APC Level 6 Under CMS for CY23, CY24 and CY25 2. 90% Increase in Reimbursement in 2023 3. APC Level 6 Maintained by CMS in 2026 Based on CMS Hospital Outpatient Prospective Payment System Final rule 21

Hospital Outpatient Medicare Payment 2026 Payment CPT ® Code Procedure $5,478 55875 Prostate Brachytherapy $9,671 55873 Cryo Ablation +4.3% $9,671 55880 HIFU $10,860 55866 Laparoscopic/Robotic Prostatectomy (Medicare Payment (National Average). From CMS Hospital Outpatient Prospective Payment System – CY25 and CY26 Final rule 22

Favorable Physician Payment Physician Payment (Medicare - 2026) Work RVU (2026) CPT ® Code Procedure $693 13.12 55875 Prostate Brachytherapy $692 13.26 55873 Cryo $530 11.21 55882 MRI Transurethral Ultrasound Ablation $884 17.29 55880 HIFU Laparoscopic/Robotic Prostatectomy 55866 21.90 $1,087 Based on CMS Physician Fee Schedule – CY 2026 Final rule 23

Growing Global Install Base 24

FO CA L O NE A D O P T I O N A CCE L E R A T I NG At Major U.S. Hospitals 87 Focal One Systems as of Dec. 31, 2025 (42 Academic – 45 Community)

FOCAL ONE IS THE LEADING FOCAL THERAPY TECHNOLOGY

Strong Adoption by the Highest Ranked Prostate Cancer Hospitals in the US

BEST HOSPITALS U.S.News RANKINGS

70%

7 Out of **10**

Best Hospitals for Urology

SUO Society of Urologic Oncology, Inc. FELLOWSHIP PROGRAM

63%

22 Out of **35**

SUO Approved Programs

NCCN National Comprehensive Cancer Network®

55%

18 Out of **33**

NCCN Member Institutions

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FOCAL ONE FIXED SITES FOCAL ONE MOBILE SITES 41 Focal One Systems as of Dec. 31, 2025 254 Focal One Treatment Clinical Sites FO CA L O NE A D O P T I O N A CCE L E R A T I NG At Major European Hospitals

Key Business Trends 28

29 2021 2022 2023 2024 2025 Focal One U.S. Momentum 2021 - 2025 (Compounded Annual Growth Rates) Focal One Procedures CAGR 29 Focal One Installations CAGR 44% 52% Focal One Procedures Focal One Installations

30 30 2021 2022 2023 2024 Focal One HIFU Accelerated Revenue Growth Capital Sale + Recurring Revenue Capital Sales Disposables & Treatment - Driven Revenue Service (1) 2025 ANNUAL HIFU REVENUE (1) Based on preliminary, unaudited Company results for 2025 (2) Source: 2026 financial guidance as disclosed in the Company’s preliminary, unaudited earnings release (as of January 12, 2026) (2) 2026

31 HIFU Unlocks a Large Market Opportunity (1) Newly Diagnosed Cases per year From World Health Organization – Globocan 2022 (2) From WHO and Habib N et al. Bowel Endometriosis: Current Perspectives on Diagnosis and Treatment. Int J Womens Health. 2020 (3) Xu et al.. Global, Regional, and National Incidence and Year Lived with Disability for Benign Prostatic Hyperplasia from 1990 to 2019. Am J Mens Health. 2021 (4) Based on UN Population Division and Goehring et al. Epidemiology of benign breast disease, with special attention to histologic types. Epidemiol Rev. 1997 (5) Based on UN Population Division and Bomeli et al. Evaluation of a thyroid nodule. Otolaryngol Clin North Am. 2010 20.5 M (2) Rectal Endometriosis 1.5 M Prostate Cancer (1) 11.3 M (3) BPH (Benign Prostatic Hyperplasia) 510,992 (1) Pancreatic Cancer 866,136 (1) Liver Cancer 51.4 M (5) Thyroid Nodules 2.3 M (1) Breast Cancer 8.3 M (4) Breast Fibroadenoma

Positioned for Growth SU MMA R Y • Large Addressable Markets in Men’s and Women’s Health • Growing Global Install Base of Leading Tier 1 Academic and Community Hospitals • Differentiated Non - Invasive Robotic HIFU Technology Solving Unmet Needs for Prostate Cancer, BPH and Endometriosis • Strong Clinical Evidence with Favorable Reimbursement in Place • Proven Management Team from Industry - Leading MedTech Companies 32

The Global Leader in Therapeutic Ultrasound 33